Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nature Vision, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities listed below, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2009	/s/ Jeffrey P. Zernov

Jeffrey P. Zernov

Chief Executive Officer
(principal executive officer)

Dated: March 30, 2009	/s/ Robert P. King

Robert P. King

Chief Financial Officer
(principal financial officer)

A signed original of this written statement required by Section 906 has been provided to Nature Vision, Inc. and will be retained by Nature Vision, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.